SCUDDER

Scudder Pathway Series:
International Portfolio

Supplement to Prospectus
Dated January 1, 1999

The following supplements information in the "Portfolio Summaries" section beginning on page 2:

The Board of Trustees of Scudder Pathway Series has approved the liquidation of International Portfolio (the "Portfolio"). The liquidation of the Portfolio shares is scheduled to occur on or about August 20, 1999. Effective as of the close of business on May 13, 1999, the Portfolio is closed to new investors. The following may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts in the Portfolio:

1.   Shareholders of the Portfolio;

2. Investment advisers that invest through existing accounts at a financial intermediary; and

3. Qualified defined contribution retirement plans (i.e. 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing accounts at a financial intermediary.

The liquidation or redemption of shares will be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit or other qualified retirement vehicle.

May 20, 1999